Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.26O

SEVENTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG and Customer acknowledge and agree the Agreement terminated several agreements between the Parties and subsequent to execution of the Agreement certain inadvertent clerical errors and/or omissions have been identified in the Agreement and, as a result, the Parties agree to amend the Agreement to correct such errors and/or omissions.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date (as defined below).

1.    The Parties agree to amend the Agreement to correct the following clerical errors or omissions identified subsequent to Agreement execution:

(a)   Section 1.3.  In order to properly reflect the inclusion of services provided in the Auto Check Refund Processing Agreement executed on January 17, 2001, and its resulting termination, the last sentence of Section 1.3 of the Agreement, “Termination of the Consolidated Agreements,” is deleted in its entirety.

(b)   Section 3.2.  To correctly reflect the agreed upon terms between the Parties, the second paragraph of Section 3.2 of the Agreement, “Technical Services,” is deleted in its entirety.

(c)   Exhibit C-4(a). To correct a typo in Exhibit C-4(a), Module C, Section 2, “Modifications on the Consolidator Services,” the last sentence is deleted and replaced as follows:

“CSG agrees to provide Customer with at least ****** (**) ***** advance notice of any new releases of the Consolidator Services utilized by Customer or Users.”

(d)   In order to properly reflect the earlier termination of CD-ROMs and DVDs as archival services to Customer, as such archival services are provided online:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(i)   Schedule C, Exhibit C-2.  The last sentence of Section 9(a), “Document Archival,” of Exhibit C-2, “Print and Mail Services,” shall be deleted in its entirety; and

(ii)   Schedule H, Exhibit H.1. The last two sentences of Exhibit H.1, “The Services,” subsection entitled “Standard Reports,” shall be deleted in their entirety.

2.    The Parties agree to amend the Agreement to correct the following Schedule F clerical errors or omissions identified subsequent to Agreement execution:

(a)  To correct a reference to ***** ******** (*****) ********* ******** *****, Section I, “Processing,” subsection 1, “CSG Services,” subsection C, “CSG Voice Shared Test Environment, Note 1, shall be deleted in its entirety and replaced with the following:

C.	CSG Voice Shared Test Environment

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation	********	*****
2.Hardware for Customer’s Citrix Environment	********	*****
3.Support for Customer’s Citrix Environment	*******	(Note 1)

Note 1:  Ongoing ******* operational and testing support for files (for purposes of this section C., “******* Support”) shall be provided by utilizing *** ******* ****** (***) ***** per ***** of Customer's Technical Services Hours referenced in Section 3.2 of the Agreement for a total of *** ******** ***** ******* ********** (*****) ***** ********.  In the event such Technical Services Hours as provided in Section 3.2 are not available, because the hours allocated for the then-current calendar year have been used, CSG shall invoice Customer *** ******* ****** (***) ***** per ***** ********** at the then******** ********* ******** **** prescribed by Section VII. A *** ****, *** ***** for ******* Support.  For clarification purposes, CSG shall ************ ****** *** ******** ***** ******* ********** (*****) ***** ******** from the allocated Technical Services Hours for the ******* Support Fees.  The Technical Services Hours will be used for ******* *** ******* ** *****.  The ******* ********* support services do not include *** *** **** ********, which ******* ********** ************* ******** that ** *** ********* ****** in ********** ******** ********; provided, however, that the Parties may ******** ***** ** ******* *** ******** through a change order or separate Statement of Work.

(b)  To correct the “per system principle” reference to include “*** **** *****” for Customer’s InView Services, Section 1. CSG Services, subsection III. Payment Procurement, subsection A. Direct Solutions (Print and Mail), subsection 13., Document Archival – Statement Express API, Exact View API, InView (Note 31), subsection c., InView, subsection 1., shall be deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
c. InView
1.CSG InView Processing and Statement Image Storage for ***** (**) ****** (Standard Data Retention Period) (Note 24)
i.Connected Subscribers (per **** *****)	*******	******** ** ***
ii.Non-ACP Subscribers (per **** *****)	*******	$******

(c)  To add CD-ROM Originals Services for Customer’s Legacy TWC properties, Section 1., CSG Services, subsection III., Payment Procurement, subsection A., Direct Solutions (Print and Mail), subsection 9., Other Print and Mail Ancillary Service Fees, shall be amended to add a new subsection f. CD-ROM Originals as follows:

Description of Item/Unit of Measure	Frequency	Fee
f. CD-ROM Originals (per **** *****)	*******	$******

(d)  To add InfoCast web reports and alerts that are available to Customer, Section 1., CSG Services, subsection V., Advanced Reporting, subsection C., InfoCast Files, shall be deleted in its entirety and replaced with the following:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

C.   InfoCast

Description of Item/Unit of Measure	Frequency	Fee
1.InfoCast Files
a.Implementation (Note 1)	*** *******	$*********
b.Multi-Schema InfoCast File Maintenance Fee (per ******** ****, designated ******* *******) (Note 2)	*******	$******
c.Single-Schema InfoCast File Maintenance Fee (per ******** ****, per ******* ******) (Note 2)	*******	$******
d.Restoration Fee (Note 3)	Per **********	$******
2.InfoCast Web Reports/InfoCast Alerts (minimum $****** per *****, based on the ********* **** ******* fees and ****** *********** fees) (Note 4) (Note 5) (Note 7)
a.User License (per ***** ****) (Note 6)	*******	$****
b.Report Maintenance (Note 8)
▪Basic Reports (per ******/per ******* ******)	*******	$*****
▪Advanced Reports (per ******/per ******* ******)	*******	$******
c.InfoCast Alerts (per *********** *********)	*******	$****
d.Implementation (per ******* ******)	*** *******	$********

Note 1: Implementation services, which can include ********** ******** ***** ****** *******, shall be pursuant to a mutually agreed up certain Statement of Work.  Reimbursable Expenses are additional.

Note 2: For purposes of the InfoCast Files, Multi-Schema shall mean a group of schemas to be designated by the Customer to be implemented and delivered collectively.  If Customer elects to have a single schema implemented and delivered as a stand-alone item, such Single-Schema fee outlined in the table above shall apply.

Note 3: InfoCast Files may be restored by CSG, at Customer's request, from an archived directory for up to *** ******* ****** (***) ***** and are subject to the InfoCast File Restoration Fee, per **********.

Note 4: **** ***** CSG will invoice Customer for its InfoCast web reports and alerts based ** *** ****** ** ***** identified in the ********** ******* ** ** *** ************ (****) *** of **** ******** *****, at the rates provided in the table above.  Customer's ******* fees for web reports and alerts will also include ******* **** *** *******, but only to the extent ****** ******* ** *** ************ (****) *** of the ***** ******* the ******** ********* described in **** * (*****), and fees for User Administrative Changes from the ************* (****) *** of the ******** ***** ******* *** ************ (****) *** of the ******* *****, to the extent the number of User Administrative Changes ******* *** ******* *********, pursuant to **** * (*****).

Note 5: *********** (**) ********* of ******* *** ********.  Contractual rates shall apply for storage in excess of *********** (**) *********.

Note 6:  ******* (**) User Administration Changes per ***** (from the ************* (****) *** of the ******** ***** to the ************ (****) *** of the ******* *****) *** ********.  User Administration Changes will be at the rate of $***** per ********** for User Administration Changes in ****** ** ******* (**) *** *****.

Note 7: Customer may from time to time request that *** *** ** ****** ****** ** ****** ********* ********* *** ******** ***** ** ******* ** ****** ******* ******* ****** ** ***.  Each such ****** ***** ** * “**** ************** ******” and **** ** ******** at the ***** ** ******** ** **** * (*****).  CSG will require ***** (*) ******** **** to complete a **** ************** ****** request, such request shall be provided via a mutually agreed upon LOA.

(e)  To add Hosting Services related to IDM Synchronization, Section 1., CSG Services, subsection X., Custom Implementation Services, subsection E., IDM Synchronization (Note 1), shall be amended to add a new subsection 3. Hosting Services (Note 3) as follows:

Description of Item/Unit of Measure	Frequency	Fee
3.Hosting Services (Note 3)
a.Hardware, Software, Data Center and Storage Fees	*******	$********
b.Hardware and Software Support Fees	*******	$********

Note 3:  For clarification purposes, Customer must use the IDM Synchronization in its environment in order for CSG to provide the Hosting Services in Subsection 3 above.  Further, CSG and Customer agree upon termination or expiration of the Agreement, Customer shall cease its use of the IDM Synchronization provided in this Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Gregory L. Cannon
Title: Michael Ciszek	Title: Gregory L. Cannon
Name: SVP - Billing Strategy + Ops	Name: SVP, Secretary & General Counsel
Date: 7/25/18	Date: 7/26/18